Corporate Presentation February, 2007 Exhibit 99.1

Safe Harbor Statement
Statements under the Private Securities Litigation Reform Act: With the exception of the historical information contained in this release, the matters described herein contain forward-looking statements that involve risk and uncertainties that may individually or mutually impact the matters herein described, including but not limited to its ability to enter into partnering agreements or raise financing on acceptable terms, successful completion of clinical development programs, regulatory review and approval, product development and acceptance, manufacturing, competition, and/or other factors, some of which are outside the control of the Company.

AVGO Daily
2/20/2007
7.00
6.75
6.50
6.25
6.00
5.75
5.50
5.25
5.00
4.75
4.50
4.25
4.00
3.75
3.50
3.25
3.00
2.75
Volume
© BigCharts.com
1
0.8
0.6
0.4
0.2
0
Millions
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
07
Feb

Avicena Overview
Incorporated: Delaware, 1999
Listed on Bulletin Board: March, 2006
Ticker Symbol: AVGO.OB
Market Capitalization: $300M (2/6/07)
Shares Out (12/31/05): 51.3M (fully diluted)
Headquarters: Palo Alto, CA

Avicena

Janney Since 1832 Janney Montgomery Scott LLC

Avicena Valuation Model
In general, we feel that Avicena, with a market cap of $309 million, is undervalued relative to its peers and the broader biotech market
1
.
With several important milestones upcoming in 2007, Avicena could realize a significant appreciation in valuation over the next year
1
.
Avicena could trade up to a $400-$500 million range or higher over time as upcoming milestones are hit
1
.
(1) Statements taken from JMS’s January 2007 discussion of Avicena’s valuation.

Avicena Valuation Model
$499 Median
$473 Average
$606 $24.59 Phase III NASDAQ Xenoport, Inc. XNPT
$809 $31.20 Phase III NASDAQ Vanda Pharmaceuticals, Inc. VNDA
$123 $  3.15 Phase III AMEX Titan Pharmaceuticals, Inc. TTP
$690 $17.83 Phase III NASDAQ Neurochem, Inc. NRMX
$392 $14.20 Phase II AMEX Medivation, Inc. MDV
$216 $  7.25 Phase II NASDAQ Acadia Pharmaceuticals, Inc ACAD
$309 $  6.05 Phase II/III OTCBB Avicena Group, Inc AVGO
Current
Market Cap
($MM)
2
Current
Price ($)
2
Phase Exchange Company Ticker
“Looking at the average for comparable companies, Avicena appears undervalued …”
1
(1)  Statement taken from JMS’s January 2007 discussion of Avicena’s valuation.
(2)  Price and Market Cap as of January 23, 2007.

Investment Highlights
3 Phase III drug candidates for Neurodegenerative Diseases.
ALS – Phase III (complete)
Parkinson’s Disease – Phase III (start Q1, 2007)
Huntington’s Disease – Phase III (start Q4, 2007)
Existing revenue and profit generation via dermaceutical division.
Patent protected technology platforms for cellular energy modulation and transport.
9 issued in the US
11 issued in Europe
Experienced management team and Board of Directors.
Strong academic and clinical alliances allow for minimal burn rate and preservation of shareholder equity.

Experienced Management Team
CFO (acting) since March 2006
CFO, Worldcare, Ltd.
BA (Yale)
Mike Sullivan
VP, Finance
Joined January 2005
Procter & Gamble, Oral-B, Braun
BA, MBA (San Jose State University)
Bolko zu Stolberg, MBA
VP, Marketing and Business Strategy
Since 2000
Syntex, McGraw Laboratories, Techenterprises
PhD (Rutgers University)
Ronald J. Amen, Ph.D.
Regulatory Consultant
Joined January 2005
Richardson-Vicks, Avon, Kraft Foods, Oral-B, Oculex
BS (UC Davis), MBA (Pepperdine)
Maisie Wong-Paredes, MBA
Director, Marketing and Business
Development
CSO since January 2005; Director since 2001
Chairman of Scientific Advisory Board since 2004
PhD (Univ. of Illinois), MD (Harvard)
Leslie S. T. Fang, M.D., Ph.D.
CSO, Board Member,
Chairman Scientific Advisory Board
CEO since January 2005, joined in 1999
Gillette Corporate Research and Oral-B, 1993-1999
MSc, PhD in Bioorganic Chemistry (University of Toronto)
Post Doctoral work under Julius Rebek, Jr. (MIT)
Belinda Tsao-Nivaggioli, Ph.D.
CEO, Director

Unique, cost effective business structure
3 way agreements between Avicena, NIH
1
and Lead Investigators.
NIH funds the clinical study.
Lead investigators run the study and publish results.
Avicena owns data for FDA filing.
To date NIH has supported Avicena’s drugs with over $30M in grants.
Business Model
NIH
1
Funds clinical studies
Validates drug treatment
Lead Investigators
Run the clinical study
Right to publish data
Avicena
Supplies drugs and placebo
Owns the data for FDA filing
(1) NIH = National
Institute of Health

Avicena

| | | | | | |
|---|---|---|---|---|---|
| Weill Cornell Medical College | | ● | ● | ● | |
| Massachusetts General Hospital | | ● | ● | | |
| Upstate Medical University Foundation | | ● | | | |
| Carolinas HealthCare System | | ● | | | |
| University of Rochester | | | ● | ● | |
| University of Cincinnati | | | | | ● |
| McMaster University | | | | | ● |

Academic/Clinical Alliances
PD
(2)
Mark Tarnopolsky, MD, PhD,
FRCP
Ton DeGrauw, MD, PhD
Joseph Clark, MD
Bernard Ravina, MD
Karl Kieburtz, MD, PhD
Jeffery Rosenfeld, MD, PhD
Jeremy Shefner, MD
Steven Hersch, MD
Merit Cudkowicz, MD
Flint Beal, MD
(1)
CTD HD ALS Lead Investigator Hospital/Center
(1) Pre-clinical phase investigator.(2) Also applicable to Muscular Dystrophy and Charcot-Marie-Tooth.

Technology Platform
Cellular Energy Production via the Creatine Kinase System (CK)
Avicena’s pharmaceutical and dermaceutical programs leverage the company’s proprietary understanding of cellular energy processes.
Avicena’s drug candidates increase the production of adenosine triphosphate (cellular energy) which in turn slows cell death.
Avicena’s drug candidates are safe and versatile and their mechanism of action is well understood.  As a result, our drug candidates face few regulatory hurdles.

Technology Platform
Cellular Energy Transport via the Creatine Transporter System (CTD)
CNS drugs must cross the blood-brain barrier in order to be efficacious.
But, the blood-brain barrier is the most difficult barrier for CNS drugs to penetrate.
CTD transports essential metabolites across the blood-brain barrier where they become available for the CK system.
This transport system has the potential to be used as a carrier for current as well as new therapies.

NEURODEGENERATIVE
NEUROMUSCULAR
CELLULAR ENERGY PLATFORM
NUTRACEUTICALS
DERMACEUTICALS

Therapeutic Applications
NEURODEGENERATIVE diseases such as Huntington’s or Parkinson’s disease and NEUROMUSCULAR disease such as ALS are caused by
premature cell death due to compromised cellular energy production.
Skin aging is largely caused by depleting energy resources in skin cells, which opens up significant DERMACEUTICAL opportunities.

Patent Portfolio
3/16/04 Use of Creatine or Creatine Analogues for the treatment of disease of the nervous system
6.706.764 B2
09/11/01 Methods of inhibiting undesirable cell growth using Aminoguanidine
Compound
6,288,124 B1
06/05/01 Use of Creatine or Creatine Compounds for skin preservation 6,242,491 B1
01/02/01 Use of Aminoguanidine or Aminoguanidine Analogs for the treatment of diseases of the nervous systems
6,196,115 B1
06/13/00 Use of Creatine Analogs and Creatine Kinase Modulators for the
prevention and treatment of Glucose Metabolic Disorders
6,075,031
12/07/99 Use of Creatine Analogues and Creatine Kinase Modulators for the
prevention and treatment of obesity and its related disorders
5,998,457
Date issued Title Patent No.
Avicena’s patent portfolio spans 20 issued and 21 pending patents in the US and Europe.
Patents are relatively young with 10+ years of ‘life’ left.
Avicena is aggressively filing for extensions to extend patent ‘life’.

Product Pipeline
• 3 Generation (Specialty Ingredient)
In-Market
In-Market
Development Screening Exploration
• 2
Generation (Nurigene™)
• 1 Generation (Specialty Ingredient)
Dermaceutical Products
• Charcot-Marie-Tooth Syndrome
• Duchenne Muscular Dystrophy
•
PD-02 (Parkinson’s Disease)
•
CTD-09 (Creatine Transporter Defect)
• HD-02
(Huntington’s Disease)
• ALS-02 (ALS)
Neurodegenerative Diseases
Submit NDA Phase III Phase II Phase I Pre-Clinical
Product Pipeline
st
nd
rd

Pharmaceutical Programs
Avicena’s pharmaceutical programs are focused on ‘Orphan Drugs’.
Treatments of rare conditions affecting < 200,000 Americans.
Critical regulatory and in-market benefits are:
Significant niche market opportunities (e.g. Genzyme, Corp.)
Market exclusivity and claim protection
(7 years - US, 10 years - Europe).
Shorter regulatory approval process.
Avicena has late stage ‘Orphan Drug’ programs in:
ALS (Lou Gehrig’s Disease)
Huntington’s Disease
Creatine Transporter Defect
Additionally, Avicena has a late stage drug development program for
Parkinson’s Disease.

ALS (Lou Gehrig’s Disease)
$360.0
$252.0
$756.0
0
250
500
750
$1,000
U.S. Europe Global
Source: Visiongain report, 2003
Assumptions:
$12,000 annual cost per patient in
the U.S., $7,200 in Europe. 100%
market penetration
ALS (Lou Gehrig’s Disease) Quick Facts
ALS is progressive degenerative disease of the voluntary motor system.
US patient population is about 30,000 individuals.
Median age of disease onset is 55 years of age.
Median survival is 3 years.
Global market opportunity is estimated at over $750M.
Treatment options for ALS patients are limited to one drug (Rilutek).
Annual Market Size

ALS (AL-02)
1
st
Generation Drug Candidate
AL-02 is Avicena’s 1
st
generation ALS drug candidate and it received
Orphan Drug Designation in February, 2002.
This drug candidate has completed Phase I, Phase II and a Phase IIb/III clinical studies treating 236 ALS patients.
The most recent clinical study (Phase IIb/III) demonstrated:
Increased median survival to 40 months for AL-02 from 4 months for placebo (p=0.0567).
Positive trend towards decreased mortality.  4 deaths in the AL-02 group vs. 12 in the placebo group.
No statistically significant difference for MVIC and ALSFRS (primary endpoints).
AL-02 is well tolerated by patients and has no side effects.

ALS (AL-08)
2
nd
Generation Drug Candidate
AL-08 is Avicena’s 2
nd
generation ALS drug candidate.
Avicena has initiated a Phase II clinical study comparing the efficacy of the combinations AL-08 with Minocycline vs. AL-08 with Cox-II inhibitor.
Study objectives are to:
Determine which drug combination best slows deterioration in the
ALSFRS.
Determine whether the drug combinations are safe and well tolerated in conjunction with riluzole.
This study will enroll up to 120 ALS patients.

ALS – Next Steps
Next Steps
Initiate Dose Escalation study to determine optimal dosing regiment for
AL-02 and AL-08.
Initiate AL-02 Phase III clinical study.
Primary end-points:  Median survival and mortality.

Huntington’s Disease
$504.0
$259.0
$864.0
0
250
500
750
$1,000
U.S. Europe Global
Source: Visiongain report, 2003
Huntington’s Disease Quick Facts
Huntington’s disease is a progressive neurodegenerative disease characterized by uncontrolled movement, loss of intellectual capacity and emotional disturbances.
US patient population is about 35,000 individuals.
About 175,000 people are ‘carriers’ and will develop disease symptoms.
Average age of disease onset is 37 years of age with a survival rate of 10-15 years.
Global market opportunity is estimated at over $860M.
Huntington’s patients have no approved treatment options available to them.
Annual Market Size
Assumptions:
Figures include diagnosed
population only; assumes $14,400
annual cost per patient in U.S. and
$8,640 in Europe. 100% market
penetration.  HD “at genetic risk”
population, a potential $4 billion
market opportunity.

Huntington’s Disease (HD-02)
1
st
Generation Drug Candidate
HD-02 is Avicena’s 1
st
generation Huntington’s disease drug candidate and
it received Orphan Drug Designation in February, 2005.
This drug candidate has completed 3 Phase II clinical studies (Safety &
Tolerability, Dose Ranging, Open-label) treating 74 patients.
The clinical studies demonstrated:
HD-02 is safe and well tolerated, even at high doses.
A reduction in the oxidative marker (Huntington’s disease marker) of
HD-02 vs. placebo.
MRI showed the rate of cortical thinning (measure of disease progression) reduced by 30% for HD-02 vs. placebo within a year.

22 Phase II (HD-02) Reduction of serum 8-OHDG (Huntington’s disease marker) after 16 weeks of treatment Results published in Neurology 66 (2006) 250-252 Placebo HD-02

23 Phase II (HD-02) Source: Internal data Dose dependent suppression of serum 8-OHDG (Huntington’s disease marker) HD-08 Group Control

HD-02 Next Steps
Next Steps
Complete Chronic Toxicology study.
Initiate Phase III clinical study (Q4, 2007/ Q1, 2008).
Avicena will run interim analysis after 150, 300 and 450 patients have completed the study to evaluate HD-02 efficacy and to submit data for early drug approval to the FDA.
Study is funded by the NIH and will enroll 650 Huntington’s disease patients.

Parkinson’s Disease
$3,780.0
$3,600.0
$8,250.0
0
2,500
5,000
7,500
$10,000
U.S. Europe Global
Source: National Parkinson Foundation
Parkinson’s Disease Quick Facts
Parkinson’s disease is a progressive neurodegenerative disease that occurs when the brain neurons that produce dopamine become impaired or die.
US patient population is about 1.5M. individuals.
Average age of disease onset is 50+ years of age. Median survival rate is 10-15 years.
Global market opportunity is estimated at over $8.2B.
Parkinson’s patients have few approved treatment options available to them.
Annual Market Size
Assumptions:
Average PD drug cost multiplied
by patient population; assuming
100% penetration. Annual cost per
patient: $2,520 for U.S., $1,500 for
Europe.

Phase II (PD-02)
1
st
Generation Drug Candidate
Avicena’s 1
st
generation Parkinson’s disease drug candidate recently
completed a Phase II Futility study.
PD-02 and Minocycline were selected out of 59 potential drug candidates.
Phase II data demonstrated:
PD-02 and Minocycline were more effective than placebo measured by the change of UPDRS (Unified Parkinson’s Disease Rating Scale).
PD-02’s effect on UPDRS (total and motor scores) was significantly better vs. Minocycline.
PD-02 (91%) was better tolerated vs. Minocycline (77%).
Results published in Neurology 66 (2006) 628-633 and 664-671

PD-02 Next Steps
Next Steps
Complete Chronic Toxicology study (same study as for Huntington’s Disease).
Initiate Phase III clinical study (Q1, 2007).
This study will enroll over 1,700 Parkinson’s patients.
Largest Parkinson’s disease study ever conducted
Largest NIH sponsored study ever conducted.

Creatine Transporter Defect (CTD)
$357.0
$514.0
0
250
500
750
$1,000
U.S. Global
Source: Internal calculation
Creatine Transporter Defect Quick Facts
Discovered by Avicena and the University of Cincinnati in 2001.
Creatine Transporter Defect is an x-linked inherited error of metabolism.  Symptoms are: Severe speech/language disorders and repetitive, autism-like behaviors.
US patient population is estimated at 120,000 individuals.
Global market opportunity is estimated at over $500M.
Creatine Transporter Defect patients have no treatment options available.
Annual Market Size
Assumptions:
Annual cost per patient: $3,000 for
U.S. and $2,160 for global market.
100% market penetration.

CTD Development Plan
Female Carriers
(Partially
Defective Transporter)
Deliver high potency CT-09
Initial studies in have been fielded since
Q1, 2006.
Male Carriers
(Completely
Defective Transporter)
Develop animal model for screening
drug candidates (target completion
date is late 2007).
Avicena is tailoring the CTD drug development path to the unique requirements of the female vs. male patient population.
Additional Development Opportunities:
Early disease detection test.
Proprietary means to transport CNS drugs across the blood-brain barrier.

Pharmaceutical Programs
Summary
(Pharmaceutical Programs)
3 Phase III programs by Q4, 2007/ Q1, 2008.
Combined annual market opportunity of over $10B.
‘Orphan Drug’ designation means faster FDA approval.
Drugs are safe and well tolerated.
Secure patent position.
Actively working on 2
nd
and 3
rd
generation drugs.

Dermaceutical Opportunity
$6,400
$8,900
$12,900
$22,200
0
5,000
10,000
15,000
20,000
$25,000
2004 2010
US Global
Revenue Growth
(US, Global Skin Care Market)
Source: Packaged Facts, 2005
The skin care market is of particular interest to Avicena
Fully leverage Avicena’s core competency in cellular energy production.
Products do not require FDA approval.
R&D cost are a fraction of pharmaceutical development costs.
Time to market is shorter, allowing for faster revenue/profit generation.
Global market size will to grow to over $22B by 2010.

Skin Aging Process
Source:
SMI Cosmeceutical
Conference, March 2002
60
0
5,000
10,000
15,000
20,000
25,000
Age
0
0.1
0.2
0.3
0.4
0.5
0.6
0.7
0.8
0.9
1.0
Skin is the body’s largest organ
To defend against daily pollutants, UV radiation and internal toxins skin cells require significant amounts of energy in the form of ATP.
With age, ATP production declines and toxins (e.g.H
2
O
2
) increase.
At approx. age 60, ATP production declines significantly.
Avicena’s products increase cellular energy.

Avicena’s Skin Care Approach
Slow the Skin’s Aging Process
Healthier Skin Cells
Increase Protection
Strengthen Defense
Mechanism
Increase Cellular Energy
Unique solution to slowing the skin’s aging process
Provide skin cell with the nutrients needed to boost cellular energy levels.
Allows the skin to function at optimal levels.
Addresses the skin aging process where it starts.

Avicena

CLINIQUE
repairwear

CLINIQUE

ESTĒE LAUDER

ESTĒE LAUDER
Re-Nutriv

Avicena’s Ingredient Business
The concept of cellular energy production in skin has been well received by one of the largest skin care manufacturer in the world: Estee Lauder
Estee Lauder has purchased Avicena’s 1
st
generation cellular energy
products since 2001 and continues to expand this ingredient across an increasing number of their sub-brands.
To further grow the this business, Avicena will sign on a top rated, global skin care ingredient distributor.
A 2
nd
generation skin care ingredient has been developed, tested and is currently being launched. A 3
rd
generation ingredient is under development.

Avicena

nurigene
nurigene
nurigene
nurigene
nurigene

Nurigene
TM
Nurigene
TM
is Avicena’s proprietary line of skin care products
Nurigene
TM
is the first skin care line to be formulated with our patent protected 2
nd
generation skin care ingredient.
Nurigene
TM
has demonstrated significant efficacy in clinical trials and has also achieved a high level of consumer acceptance in product use tests.

36 Nurigene™ (Before & After) Source: Internal data Study demonstrated significant reduction in fine lines & wrinkles after only 4 weeks of product usage Before After

Nurigene™ (Clinical Study)
Source: Internal data
An independent clinical study confirmed significant anti-aging benefits
Significant increase in cell turnover rate (up to 43%). As skin ages, skin cell turnover can slow down by over 50%. Therefore, this data demonstrates a
‘reversal’ of a key element of the skin aging process.
Significant improvement in skin barrier function. After use of the Nurigene
TM
products, skin was better able to retain moisture. Moisture retention is also is a hallmark of younger vs. older skin.
Significant improvement in skin firmness and elasticity. As we age, our skin looses firmness and elasticity due to a loss of collagen and elastin.
This clinical study clearly demonstrated Nurigene ability to ‘reverse’ multiple signs of aging and confirmed the strength of the cellular energy concept in skin care.

Nurigene ™ (Consumer Test)
Top Box*  Top 3 Box*
My skin feels more moisturized 46.9% 87.5%
My skin feels softer 46.9% 93.8%
My skin feels smoother 43.8% 96.9%
My skin feels firmer 31.3% 84.4%
My skin feels rejuvenated 37.5% 81.3%
My skin looks healthier 37.5% 87.5%
I would recommend this product to a friend 40.6% 78.2%
* Top Box: Strongly agree.  Top 3 Box:  Strongly, somewhat, slightly agree.
Source: Internal data
Consumer-Use test confirmed high level of product acceptance
Consumer could feel the difference Nurigene
TM
products had on their skin.
High ‘Top Box’ score are key for product repurchase.
Over 70% would recommend this product to a friend.

12 Months Milestones
Timing Event
Q4 2007 • Initiation of Huntington’s Disease (HD-02) Phase III Study
• Results of ALS Futility Trial (AL-08)
Q3 2007 • Initiation of Creatine Transporter Defect Phase I Dose Ranging Study:
(Female Carrier)
Q2 2007 • Initiation of ALS Dose ranging study (AL-02)
• Presentation of CTD screening study at AAN
• Nurigene
TM
Consumer Product Launch
• Signing of Skin Care Ingredient Distributor
Q1 2007 • Initiation of Parkinson’s Disease (PD-02) Phase III Study
• CTD Bioequivalency Results
Significant flow of news over the next 12 months

Investment Highlights
3 Phase III drug candidates in Neurology.
ALS – Phase III (complete)
Parkinson’s Disease  – Phase III (start Q1, 2007)
Huntington’s Disease – Phase III (start Q4, 2007)
Existing revenue and profit generation via dermaceutical division.
Patent protected technology platforms for cellular energy modulation and transport.
9 issued in the US
11 issued in Europe
Experienced management team and Board of Directors.
Strong academic and clinical alliances allow for minimal burn rate and preservation of shareholder equity.